________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 28, 2007

          GSR Mortgage Loan Trust 2007-1F
(Exact Name of Issuing Entity)

          GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-132809	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, Series 2007-1F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132809) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,599,253,000 aggregate principal amount of the Class 1A-1, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 2A-9, Class 2A-10, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-10, Class 3A-11, Class 3A-12, Class 3A-13, Class 3A-14, Class 3A-15, Class 3A-16, Class 4A-1, Class 4A-2, Class A-X, Class M-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Publicly Offered Certificates”) on February 28, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 7, 2007 as supplemented by the Prospectus Supplement dated February 27, 2007, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of February 1, 2007, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A. (“Wells Fargo”), as securities administrator and master servicer, Deutsche Bank National Trust Company, as custodian (in such capacity, the “Custodian”), and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”), which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, February 2007 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class B-4, Class B-5, Class B-6, Class X, Class RC and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,606,484,395 as of February 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Sales of Securities and Use of Proceeds.

On February 28, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B4	$3,212,000
Class B5	$1,606,000
Class B6	$2,413,395
Class X	$0
Class R	$0
Class RC	$0

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.5.1	Master Servicing and Trust Agreement, dated as of February 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodian, and the Trustee

4.5.2	Standard Terms to Master Servicing and Trust Agreement (February 2007 Edition)

4.5.3	Trust Agreement for Exchangeable Certificates, dated as of February 1, 2007, among the Depositor, the Trustee, and Wells Fargo, as master servicer and securities administrator

4.6	Form of Publicly Offered Certificates

99.1	Flow Servicing Agreement dated as of January 1, 2006 between Goldman Sachs Mortgage Company ("GSMC") and Avelo Mortgage, LLC (“Avelo”)

99.2
Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, between Bank of America, National Association (“Bank of America”) and Chase Home Finance, LLC, as amended by that certain Amendment Reg AB, dated January 1, 2006, among Bank of America, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Chase Home Finance, LLC

99.3	Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of December 1, 2005, between Bank of America and Wells Fargo

99.4	Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Bank of America and Wells Fargo

99.5	Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Bank of America and DLJ Mortgage Capital, Inc.

99.6	Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Wells Fargo and GSMC

99.7	Assignment, Assumption and Recognition Agreement dated as of February 1, 2007, by and among GSMC, the Depositor and Avelo, as servicer

99.8	Assignment, Assumption and Recognition Agreement dated as of February 1, 2007, by and among the Depositor and the Trustee, and as acknowledged by Wells Fargo, as master servicer,

99.9	Assignment, Assumption and Recognition Agreement dated as of February 28, 2007, among GSMC, the Depositor and JPMorgan, as servicer

99.10	Assignment, Assumption and Recognition Agreement dated as of February 28, 2007, among the Trustee, the Depositor and JPMorgan, as servicer, and as acknowledged by Wells Fargo, as master servicer

99.11	Assignment, Assumption and Recognition Agreement dated as of February 28, 2007, by and among GSMC, the Depositor and Wells Fargo, as servicer

99.12	Assignment, Assumption and Recognition Agreement dated as of February 28, 2007, among the Depositor, the Trustee and Wells Fargo, as servicer, and as acknowledged by Wells Fargo, as master servicer

99.13	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, DLJ Mortgage Capital Inc., Wells Fargo and GSMC

99.14	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, Wells Fargo and GSMC

99.15	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, Chase Home Finance, LLC, JPMorgan and GSMC

99.16	Interest Rate Cap Agreement, dated as of February 28, 2007, by and between Bear Stearns Financial Products Inc. (“Bear Stearns”) and Goldman Sachs Capital Markets, L.P. (“GSCM”)

99.17	Novation Agreement, dated as of February 28, 2007, among Bear Stearns, GSCM and Wells Fargo, not in its individual capacity but solely as securities administrator

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ M. Gill

Name: M. Gill Title: Vice President

Dated: February 28, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.5.1	Master Servicing and Trust Agreement, dated as of February 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodian, and the Trustee
4.5.2	Standard Terms to Master Servicing and Trust Agreement (February 2007 Edition)
4.5.3	Trust Agreement for Exchangeable Certificates, dated as of February 1, 2007, among the Depositor, the Trustee, and Wells Fargo, as master servicer and securities administrator
4.6	Form of Publicly Offered Certificates
99.1	Flow Servicing Agreement dated as of January 1, 2006 between Goldman Sachs Mortgage Company ("GSMC") and Avelo Mortgage, LLC (“Avelo”)
99.2
Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, between Bank of America, National Association (“Bank of America”) and Chase Home Finance, LLC, as amended by that certain Amendment Reg AB, dated January 1, 2006, among Bank of America, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Chase Home Finance, LLC

99.3	Amended and Restated Master Seller’s Warranties and Servicing Agreement, dated as of December 1, 2005, between Bank of America and Wells Fargo
99.4	Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Bank of America and Wells Fargo
99.5	Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Bank of America and DLJ Mortgage Capital, Inc.
99.6	Second Amended and Restated Master Seller’s Warranties and Servicing Agreement dated as of November 1, 2005, between Wells Fargo and GSMC
99.7	Assignment, Assumption and Recognition Agreement dated as of February 1, 2007, by and among GSMC, the Depositor and Avelo, as servicer

99.8	Assignment, Assumption and Recognition Agreement dated as of February 1, 2007, by and among the Depositor and the Trustee, and as acknowledged by Wells Fargo, as master servicer,
99.9	Assignment, Assumption and Recognition Agreement dated as of February 28, 2007, among GSMC, the Depositor and JPMorgan, as servicer
99.10	Assignment, Assumption and Recognition Agreement dated as of February 28, 2007, among the Trustee, the Depositor and JPMorgan, as servicer, and as acknowledged by Wells Fargo, as master servicer
99.11	Assignment, Assumption and Recognition Agreement dated as of February 28, 2007, by and among GSMC, the Depositor and Wells Fargo, as servicer
99.12	Assignment, Assumption and Recognition Agreement dated as of February 28, 2007, among the Depositor, the Trustee and Wells Fargo, as servicer, and as acknowledged by Wells Fargo, as master servicer
99.13	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, DLJ Mortgage Capital Inc., Wells Fargo and GSMC
99.14	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, Wells Fargo and GSMC
99.15	Assignment, Assumption, and Recognition Agreement, dated as of February 26, 2007, among Bank of America, Chase Home Finance, LLC, JPMorgan and GSMC
99.16	Interest Rate Cap Agreement, dated as of February 28, 2007, by and between Bear Stearns Financial Products Inc. (“Bear Stearns”) and Goldman Sachs Capital Markets, L.P. (“GSCM”)
99.17	Novation Agreement, dated as of February 28, 2007, among Bear Stearns, GSCM and Wells Fargo, not in its individual capacity but solely as securities administrator